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                                                                      Exhibit 99



                              MERCHANTS GROUP, INC.
               MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC.
                                 250 MAIN STREET
                             BUFFALO, NEW YORK 14202

                              As of November 30, 2004



Stephen C. June
11745 Brandywine Drive
Brighton, Michigan  48114


Dear Steve:

         Re:  Separation Agreement and General Release
              ----------------------------------------

         This letter (the "Letter Agreement") confirms your resignation from Merchants Insurance Company of New Hampshire, Inc.("MNH") as Chief Operating Officer and Executive Vice President and a Director and from Merchants Group, Inc. ("MGI") (collectively, MNH and MGI are "Merchants Group") as President and Chief Executive Officer and from each and every officer position that you may hold at Merchants Group, and their subsidiaries and affiliates. This Letter Agreement will explain the effect of your resignation on various Merchants Group plans and benefits and with respect to your Employment Agreement, dated as of April 1, 2002, between you and MNH (the "Employment Agreement"). It also provides for certain payments tailored especially for you in consideration of your release of any potential claims as set forth below. Accordingly, you and Merchants Group agree as follows:

         1. You hereby resign as an employee and officer of Merchants Group, their subsidiaries and affiliates, as of 5:00 p.m. (EST) on November 30, 2004 (the "Resignation Date"). You have already resigned as a director of MNH effective as of November 29, 2004.

         2. The Employment Agreement is terminated as of the Resignation Date, except for Sections 9(b), 10, 11, 12, 13 and 14 thereof (collectively, the "Survival Sections") which survive termination of the Employment Agreement.

         3. Despite your resignation, you will be entitled to receive monthly payments of $20,000 from Merchants Group, which equals the monthly amount that you would have been paid under Section 3(a) of the Employment Agreement, for a period of 12 months commencing on December 1, 2004. You will be paid twice a month in accordance with the normal payroll practices of Merchants Group as administered by Merchants Mutual Insurance Company ("Merchants Mutual"), administrator of the Merchants Group payroll. Merchants Group reserves the right to deduct from these payments to you any federal, state or local taxes or other amounts required by law to be deducted (including, but not limited to, Social Security contributions and income tax withholdings). The monthly payments will be made provided that you do not commit

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any material breach of any of the Survival Sections of the Employment Agreement
or materially breach any of the provisions of this Letter Agreement.

         4. A one-time, non-cumulative bonus as calculated under Section 3(d) of the Employment Agreement will be paid to you as set forth in that subsection for the fiscal year end of December 31, 2004 within 30 days after the fiscal year end results are publicly released in 2005, as more particularly described in Section 3(d). The bonus will only be paid if you are entitled to such bonus pursuant to the calculation for the bonus contained in Section 3(d).

         5. Merchants Group will reimburse you for one-half of the cost for family health insurance coverage you currently obtain from Blue Cross/Blue Shield, to and including the earlier of (a) the month of November, 2005, and (b) the month after you obtain a position offering comparable benefits. In the event you obtain a position offering comparable benefits, you must immediately notify Robert Zak of Merchants Mutual.

         6. You acknowledge and agree that you never established a 401(k) Plan account with Merchants Group or with Merchants Mutual and that you never have made any contributions to a 401(k) Plan with any of the foregoing and therefore no matching payments or discretionary contributions were ever made by Merchants Group or Merchants Mutual. You acknowledge and agree that you will not be able to make any contributions or have any contributions made on your behalf in a 401(k) Plan following the Resignation Date, whether relating to a time prior to or subsequent to the Resignation Date.

         7. You acknowledge and agree that after the Resignation Date you are not entitled to receive any reimbursement for, or any compensation or benefit related to, any vacation time, sick leave, group life insurance, disability insurance or any other benefit that you may have been entitled to under the Employment Agreement or as a result of your employment with the Merchants Group.

         8. You acknowledge and agree that all amounts that you earned or could have earned or were entitled to or could have been entitled to, under the Employment Agreement or otherwise as an employee, officer or director of the Merchants Group have been paid, granted or given to you or that, alternatively, you hereby irrevocably waive any rights to payment or entitlement thereto.

         9. You will be reimbursed for any reasonable and necessary out-of-pocket business expenses incurred by you up to the Resignation Date in the course of performing your duties, and any expenses which the Employment Agreement permits you to be reimbursed for, upon timely submission of expense reports and substantiation of the expenses, in accordance with Merchants Group policies. You must submit those expense reports and substantiation of the expenses by not later than December 31, 2004 or you will not be reimbursed for any such expenses, regardless of your eligibility to be reimbursed therefor under the Employment Agreement or this Letter Agreement.

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         10.  You agree to turn over by not later than 5:00 pm (EST) on December
6, 2004 possession of the automobile in good working order and without any damage and otherwise in accordance with any lease agreement pursuant to which the automobile is leased for your benefit under Section 3(e) of the Employment Agreement, together with all keys, alarm codes, driving manuals, insurance and registration cards, maintenance logs and other records and documents related thereto.

         11. You agree to turn over possession of the apartment and furnishings leased or purchased for your benefit under Section 3(f) of the Employment Agreement, in good working order, vacuum clean and with all personal belongings removed, by not later than 5:00 pm (EST) on December 10, 2004, together with all keys, instruction manuals, warranty manuals, alarm codes and records and documents related thereto. You agree to engage a cleaning service to clean the apartment by not later than December 10, 2004, and you will be reimbursed for up to $70.00 for the cost of hiring of such service, provided that you supply appropriate evidence of payment.

         12. You will return all of Merchants Group's property on the Resignation Date, including but not limited to, all cell phones, laptop computers and other computers, software, credit cards, keys, documents, files and records.

         13. The payments set forth in Paragraphs 3, 4 and 5 of this Letter Agreement, to which you are not otherwise entitled, are made to you in consideration of the general release and waiver contained in Paragraph 17 of this Letter Agreement.

         14. You agree to cooperate with Merchants Group in ongoing business matters, whether or not they are currently pending, in which you had involvement during your employment with Merchants Group at dates and times reasonably convenient to you. Such cooperation may include, but is not limited to, consulting with Merchants Group and its attorneys. If any of the consulting with, or providing advice to, Merchants Group or its attorneys exceeds 12 hours in the month of December 2004, or four hours per month for each of the next five months or two hours per month thereafter (which time will not include the time it takes to carry out your obligations under this Letter Agreement or the Employment Agreement), you will be reimbursed for each such month at a rate of $200.00 per hour for all of the time you spend consulting with, or providing advice to, Merchants Group or its attorneys. You will also be reimbursed for your reasonable out of pocket expenses upon presentation of appropriate documentation.

         15. You agree to comply with all of the Survival Sections of the Employment Agreement.

         16. You represent and agree that you understand that you have 21 days to discuss all aspects of this Letter Agreement with a private attorney whom you may retain at your own expense; that to the extent you desire you have availed yourself of this right; that you have carefully read and fully understand all of the provisions of this Letter Agreement, and that you are voluntarily entering into this Letter Agreement. You further understand and agree that you

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have seven days from the date of the execution of this Letter Agreement to revoke it and that the waiver contained in Paragraph 17 of this Letter Agreement and the terms and conditions outlined in this Letter Agreement are not effective until the seven day period has expired and you will not be entitled to any payments or benefits under this Letter Agreement until such time.

         17. You, for and in consideration of the promises set forth in this Letter Agreement, including, but not limited to, the additional consideration set forth in Paragraphs 3, 4 and 5, to which you are not otherwise entitled, hereby agree and covenant for yourself, your heirs, executors, administrators and assigns, to release and discharge and not to institute any suit or action, at law or in equity, against Merchants Group, defined to include its subsidiaries, joint ventures and all other related and affiliated entities, their predecessors, successors and assigns, and their respective officers, directors, shareholders, employees, agents, attorneys and all persons acting by, through or with them (in the aggregate "Affiliates"), for or on account of any claim or causes of action based upon and or arising out of any or all facts, circumstances and/or events relating to your employment with Merchants Group or any of their Affiliates and your separation from that employment. You release and forever discharge, and by this document, do release and forever discharge, Merchants Group and their Affiliates, of and from all and any manner of action or actions, cause or causes of action, suits, debts, liabilities, obligations, dues, sums of money, claims for wages, bonuses, accounts, reckonings, bonds, bills, specialties, covenants, contracts, plans, programs, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity, which against them, you ever had, now have, or which your heirs, executors or administrators, hereafter can, shall or may have, upon or by reason of any matter, cause or thing whatsoever arising out of your employment with Merchants Group or any of their Affiliates and your separation from that employment and specifically including, but not in any way limited to, claims arising under New York's Executive Law (Human Rights Law), ss.290 et seq., Title VII of the Civil Rights Act of 1964, as amended in 1972 and 1991, the Americans With Disabilities Act, and the Family and Medical Leave Act and you specifically waive any and all claims under the Age Discrimination in Employment Act, as amended, and any other federal, state or local statute, ordinance, rule or regulation relating to discrimination from the beginning of your employment to the date you execute this Letter Agreement.

         18. You acknowledge and agree that: (a) any breach or attempted or threatened breach of this Letter Agreement or any provision thereof, or any of the Survival Employment Agreement, would result in irreparable injury to Merchants Group for which there would be no adequate remedy at law, and (b) if you should breach or attempt or threaten to breach this Letter Agreement or any provision thereof, or any of the Survival Sections of the Employment Agreement, Merchants Group will have the right to seek an injunction and/or temporary restraining order to enjoin you from any further breaches or attempted or threatened breaches of this Letter Agreement or any provision thereof, or any of the Survival Sections of the Employment Agreement, or to compel compliance with this Letter Agreement or any provision thereof, or the Survival Sections of the Employment Agreement, by specific performance in addition to any other remedy available to Merchants Group in equity or at law, and (c) if a court of competent jurisdiction determines that you have breached or attempted or threatened to breach this Letter Agreement or any provision thereof, or any of the Survival Sections of the
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Employment Agreement, you shall consent to the granting in such proceeding of an injunction restraining you from further breaches or attempted or threatened breaches or compelling compliance, by specific performance, with this Letter Agreement and the Survival Sections of the Employment Agreement.

         19. This Letter Agreement constitutes the terms of our agreement in its entirety and the terms and provisions shall be binding on and inure to the benefit of you, your beneficiaries, heirs at law, legatees and other legal representatives and shall be binding on and inure to the benefit of Merchants Group and its Affiliates. Without limitation, this Letter Agreement supersedes and is in complete satisfaction of all rights and obligations in the Employment Agreement, except for the Survival Sections, which survive the termination of the Employment Agreement.

         20. You agree that the terms of this Letter Agreement supersede any and all prior agreements whether written or oral and are made pursuant to the laws of New York State and may be modified or terminated only by written agreement between you and Merchants Group. Any dispute as to the terms of this Letter Agreement or the compliance of the parties with its terms shall be resolved under the laws of New York State. You consent to jurisdiction in New York and venue in Erie County for purposes of all claims and disputes arising under this Letter Agreement and the Survival Sections.

         21. MERCHANTS GROUP AND YOU EACH HEREBY VOLUNTARILY, KNOWINGLY AND IRREVOCABLY WAIVE ANY RIGHT THAT EITHER MERCHANTS GROUP OR YOU MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY MATTER ARISING OUT OF THIS LETTER AGREEMENT OR THE SURVIVAL SECTIONS.

         22. In the event any provision of this Letter Agreement conflicts with the law under which this Agreement is to be construed, or if any such provision is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deleted from this Letter Agreement and this Letter Agreement shall be construed to give full effect to the remaining provisions.

         23. This Letter Agreement may be executed in multiple counterparts, each of which will serve as an original, but all of which will constitute but one agreement. For purposes of executing this Letter Agreement, any signed documents transmitted by facsimile machine shall be treated in all manner and respects as an original document. The signature of any party transmitted by facsimile machine shall be considered to be an original signature and any such document shall be considered to have the same binding legal effect as an original document executed, delivered and exchanged among the parties. At the request of any party, any executed document delivered by facsimile machine shall be re-executed by the parties in a "hard-copy" form. The parties hereby agree that none of them will raise the use of a facsimile machine for the transmission of signatures as a defense to this Letter Agreement and each party hereby waives such defense.



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         Please indicate your acceptance of the foregoing by executing it in the space set forth below and returning it to the undersigned.

                                        MERCHANTS GROUP, INC.

                                        By: /s/ Thomas E. Kahn
                                           ----------------------------
                                            Name:  Thomas E. Kahn
                                            Title: Chairman

                                        MERCHANTS INSURANCE COMPANY
                                            OF NEW HAMPSHIRE, INC.

                                        By: /s/ Thomas E. Kahn
                                           ----------------------------
                                            Name:  Thomas E. Kahn
                                            Title: Chairman

I HAVE READ, UNDERSTAND AND
 AM VOLUNTARILY ENTERING INTO
 THIS LETTER AGREEMENT.

    /s/ Stephen C. June
--------------------------
      STEPHEN C. JUNE